Exhibit 10.1

AMENDMENT TO THE
GREAT PLAINS ENERGY INCORPORATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
AS AMENDED AND RESTATED ON DECEMBER 8, 2009

THIS AMENDMENT is made this 28th day of October, 2014, by GREAT PLAINS ENERGY INCORPORATED, a Missouri corporation, (the “Company”), and is effective as of January 1, 2014.

WITNESSETH:

WHEREAS, the Company maintains the Great Plains Energy Incorporated Supplemental Executive Retirement Plan, which was last amended and restated on December 8, 2009, herein referred to as the “Plan”;

WHEREAS, the Company has reserved the right to amend the Plan in Section 6.1 of the Plan; and

WHEREAS, the Company desires to amend the Plan as of January 1, 2014, to reflect certain changes made to the Great Plains Energy Incorporated Non-Union Pension Plan (the “Basic Plan”), which changes limited continued participation and continued benefit accruals solely to active employees participating in the Basic Plan on December 31, 2013;

NOW, THEREFORE, the Company hereby amends the Plan as follows, effective as of January 1, 2014.

(A)The BACKGROUND AND PURPOSE SECTION is hereby amended by inserting a new paragraph at the end thereof to read as follows:

Effective January 1, 2014, the Plan is amended to exclude from being an Active Participant any individual who is ineligible to participate (which includes for this purpose both eligibility to enter and eligibility to accrue additional benefits) in the Great Plains Energy Incorporated Non-Union Pension Plan.

(B)The definition of “Active Participant” is amended to read as follows:

“Active Participant” means, with respect to a Plan Year, any employee of the Company (i) who is an officer of the Company, or (ii) who is an assistant officer of the Company and is designated by the Board to be an Active Participant. Notwithstanding anything in the Plan to the contrary, in no event may an individual be an Active Participant after

December 31, 2013 if such individual is ineligible to participate (which for this purpose means ineligible to enter and accrue additional benefits) in the Basic Plan.

(C)The reference in the definition of “Basic Plan” to the “Great Plains Energy Incorporated Management Pension Plan” shall be changed to refer to the “Great Plains Energy Incorporated Non-Union Pension Plan.”

In all other respects, the Plan shall remain in effect and following execution of this Amendment, the Plan shall be restated with the above changes incorporated therein.

* * *

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed and attested by its duly authorized officer, the day and year first written above.

GREAT PLAINS ENERGY INCORPORATED

By:	/s/ Terry Bassham
Name:	Terry Bassham
Title:	Chairman of the Board, President and
Chief Executive Officer